Federated Absolute Return Fund
A Portfolio of Federated Equity Funds
CLASS A SHARES (TICKER FMAAX)
CLASS B SHARES (TICKER FMBBX)
CLASS C SHARES (TICKER FMRCX)
INSTITUTIONAL SHARES (TICKER FMIIX)

SUPPLEMENT TO CURRENT SUMMARY PROSPECTUS, PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION
1. A Special Meeting of Shareholders of Federated Absolute Return Fund (FARF or the “Fund”) will be held at 4000 Ericsson Drive, Warrendale, Pennsylvania 15086-7561, at 10:00 AM (Eastern Time), on April 25, 2019, for the following purpose:
To approve or disapprove a proposed Agreement and Plan of Reorganization, pursuant to which Federated Global Allocation Fund (FGALF) would acquire all, or substantially all, of the assets of FARF in exchange for Class A Shares, Class B Shares, Class C Shares and Institutional Shares of FGALF to be distributed pro rata by FARF to its shareholders of Class A Shares, Class B Shares, Class C Shares and Institutional Shares, respectively, in a complete liquidation and dissolution of FARF(the “Reorganization”).
The Agreement and Plan of Reorganization was reviewed and approved by the Board of Trustees (the “Board”) of Federated Equity Funds at a meeting held on November 15, 2018. The Board's approval of the Agreement and Plan of Reorganization is subject to further approval by FARF's shareholders. FARF anticipates filing a prospectus/proxy statement, which will be mailed to shareholders of FARF on or about March 20, 2019.

The Fund's Board, including the Independent Trustees, believes that the proposed tax-free Reorganization of the Fund into FGALF is in the best interests of the Fund's shareholders and that the interests of FARF's shareholders will not be diluted as a result of the Reorganization. If approved, shareholders of FARF will be receiving shares in a fund with greater assets, a stronger historical performance record and lower gross and net total expenses than FARF.
The record date for determination of shareholders entitled to vote at the Special Meeting has been fixed at February 25, 2019. Holders of shares purchased after this date will not be entitled to vote at the meeting. Assuming shareholder approval is obtained, the Reorganization is expected to occur after the close of business on or about May 10, 2019.
At the time of the Reorganization, it is anticipated that FARF will transfer most, if not all, of its then existing portfolio to FGALF. However, to better align its portfolio with FGALF's, Federated Equity Management Company of Pennsylvania, FARF's investment adviser (the “Adviser”), will begin to sell or trade certain portfolio securities prior to the Reorganization, such that at the time of the Reorganization, FARF's portfolio will primarily consist of investments in the securities of other investment companies, including exchange-traded funds and other investment companies (which may or may not be available for general investment by the public) that are advised by the Adviser or an affiliate of the Adviser. Doing so may cause FARF to temporarily deviate from its stated investment objectives and strategies.
The estimated expenses associated with the Reorganization to be borne by FARF, including those related to direct proxy expenses and brokerage fees, will be provided in the forthcoming prospectus/proxy statement.

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To the extent that Federated Investors, Inc., one of its subsidiaries, or its officers and directors, may be deemed to be participants in the solicitation of proxies from shareholders of the Fund in connection with the proposed proxy statement, additional information regarding the interests of participants in the solicitation of proxies in connection with the proposed proxy statement will be included in, or incorporated into the proxy statement that the Fund intends to file with the Securities and Exchange Commission (SEC).
The foregoing is not an offer to sell, nor a solicitation to buy, shares of any acquiring fund, nor is it a solicitation of any proxy. Shareholders of the Fund, as of February 25, 2019, will be receiving a Prospectus/Proxy Statement, or an “Important Notice Regarding the Availability of Proxy Materials,” that provides additional information regarding the proposed reorganization. The Prospectus/Proxy Statement, and any other documents filed by the Fund with the SEC, may be obtained free of charge at the SEC's website at www.sec.gov or at the Fund's website at FederatedInvestors.com. Investors should read the Prospectus/Proxy Statement carefully before making any voting decision, because it contains important information.
December 26, 2018

Federated Absolute Return Fund
Federated Investors Funds
4000 Ericsson Drive
Warrendale, PA 15086-7561
Contact us at FederatedInvestors.com
or call 1-800-341-7400.
Federated Securities Corp., Distributor
Q454573 (12/18)
Federated is a registered trademark of Federated Investors, Inc.
2018 ©Federated Investors, Inc.